MCDONNELL INTERMEDIATE MUNICIPAL BOND FUND

Supplement dated March 7, 2019 to the Prospectus, Summary Prospectus and Statement of Additional Information of the McDonnell Intermediate Municipal Bond Fund (the “Fund”), each dated May 1, 2018, as may be revised and supplemented from time to time.

On March 7, 2019, the Board of Trustees (the “Trustees”) of Natixis Funds Trust II (the “Trust”) approved (i) a new sub-advisory agreement with Loomis, Sayles & Company, L.P. (“Loomis Sayles”) (the “New Sub-Advisory Agreement”) with respect to the Fund, as the Fund’s current sub-advisory agreement with McDonnell Investment Management, LLC (“McDonnell”) (the “Current Sub-Advisory Agreement”) will terminate when McDonnell’s investment management capabilities are fully subsumed into Loomis Sayles at the end of June 2019; (ii) a proposal to establish a record date and meeting date for a special shareholder meeting of the Fund, which will enable current shareholders to consider and approve the New Sub-Advisory Agreement; and (iii) a name change for the Fund.

In November 2018, Natixis Investment Managers, L.P. announced plans to transfer ownership of McDonnell to Loomis, Sayles & Company, Inc. (the general partner of Loomis Sayles) on January 1, 2019, with McDonnell’s integration into Loomis Sayles occurring no later than June 30, 2019. When that transfer occurs, the Current Sub-Advisory Agreement will terminate. Under the New Sub-Advisory Agreement, Loomis Sayles will serve as the new sub-adviser to the Fund. As employees of Loomis Sayles, McDonnell’s municipal portfolio management team, supported by the current roster of traders and research analysts, is expected to remain intact and continue to manage the Fund under the current strategy out of their Oakbrook Terrace, Illinois, office.

Shareholders of the Fund will be asked to approve the New Sub-Advisory Agreement. A notice of special meeting to be held June 19, 2019, a proxy statement describing the proposed sub-advisory changes and a proxy card are expected to be mailed in early May to the shareholders of the Fund as of March 20, 2019. If the New Sub-Advisory Agreement is approved by Fund shareholders and certain other conditions are satisfied, the change in sub-adviser is expected to occur on or around June 30, 2019.

In addition, the Trustees have approved a name change for the Fund from the McDonnell Intermediate Municipal Bond Fund to the Loomis Sayles Intermediate Municipal Bond Fund effective on or about June 30, 2019.

It is anticipated that the Fund’s Prospectus, Summary Prospectus and Statement of Additional Information will be further supplemented or revised when these events occur or if these events do not occur substantially in accordance with the schedule outlined above.